[Logo] M F S(R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
75 YEARS                                                       JUNE 30, 1999
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) TOTAL
                              RETURN SERIES

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST\S/\M/

TRUSTEES                                                INVESTMENT ADVISER
Jeffrey L. Shames*                                      Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and                  500 Boylston Street
Director, MFS Investment Management(R)                  Boston, MA 02116-3741

Nelson J. Darling, Jr.                                  DISTRIBUTOR
Professional trustee                                    MFS Fund Distributors, Inc.
                                                        500 Boylston Street
William R. Gutow                                        Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;               SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant             MFS Service Center, Inc.
                                                        P.O. Box 2281
CHAIRMAN AND PRESIDENT                                  Boston, MA 02107-9906
Jeffrey L. Shames*
                                                        For additional information,
PORTFOLIO MANAGERS                                      contact your financial adviser.
David M. Calabro*
Kenneth J. Enright*                                     CUSTODIAN
Geoffrey L. Kurinsky*                                   State Street Bank and Trust Company
Constantinos Mokas*
Lisa B. Nurme*                                          WORLD WIDE WEB
                                                        www.mfs.com
TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                      NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the six months ended June 30, 1999, the Series provided a total return of 5.12% (including the reinvestment of any distributions), which compares to a return of 12.23% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period. Over the same period, the Series' return also compares to -2.28% for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities, excluding mortgage-backed securities, and to 5.57% for the average balanced fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

In the first three months of 1999, the Series was hurt by the continued underperformance of value stocks compared to growth stocks. Prices of value stocks reflect the underlying value of companies' assets and earnings, while prices of growth stocks tend to reflect investors' earnings growth expectations. Late in March, however, value stocks began to recover, due in part to second-quarter concerns about inflation. Investors trying to anticipate the effects of rising inflation and interest rates have bought value stocks and moved out of growth companies, which have been trading at very high prices relative to their earnings. Because interest rates help determine the value of future earnings, any interest-rate increase lowers future earnings value. Therefore, stocks trading at high prices relative to future earnings become less attractive.

Among industries, we think the energy sector looks particularly attractive. The price of oil has gone from $12 per barrel to around $17. Also, the major oil companies cut spending on drilling last year, so we believe any increase in supply this year should be modest, creating a good supply/demand picture. Two oil companies we like are BP Amoco, which continues to be a big holding, and Mobil. We believe these companies are benefiting from the consolidation of the industry. In addition, the supply/demand picture for natural gas appears to be quite favorable. Two companies that we think could benefit from consolidation and rising gas prices are Apache and Coastal Corp.

Another important sector is financial services. Life insurance companies such as Lincoln National and Hartford Financial Services Group are benefiting from the growing popularity of annuities. On the property/casualty side of the business, premiums are beginning to increase after years of decline. We believe this should benefit companies such as Chubb and St. Paul.

Companies that have performed well for the Series include AlliedSignal, a diversified industrial company, and those in the paper industry. AlliedSignal had some earnings problems last year, but with its planned acquisition of Honeywell, another diversified industrial company, we believe its future appears bright. Paper companies have reduced their excess supply and, because global economies have strengthened, demand for paper has been better than expected. As a result, we've seen higher prices for such holdings as Weyerhaeuser, Champion, and International Paper.

In February, we began increasing the Series' stock allocation to around 60% of assets because we felt prices of value stocks had become attractive, especially given the big gains in growth stocks over the previous year or so. This increase has helped the portfolio because the market began turning toward value stocks in April and May. We also have increased the Series' holdings of bonds maturing in less than two years in an attempt to limit the impact of interest rate increases. When interest rates rose, prices of bonds maturing in 10 years or more fell farther than prices of shorter-maturity bonds. However, we have not changed the basic makeup of the bond portfolio, keeping about 45% of fixed-income assets in investment-grade corporates and 30% in U.S. Treasuries to help limit price volatility.

    Respectfully,

/s/ David M. Calabro

    David M. Calabro
    Portfolio Manager

(On behalf of the MFS Total Return Series team)

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Senior Vice President; Kenneth J. Enright, Senior Vice President; Geoffrey L. Kurinsky, Senior Vice President; Constantinos Mokas, Vice President; and Lisa B. Nurme, Senior Vice President, are the Series' portfolio managers. Mr. Calabro is the head of the portfolio management team and a manager of the common stock portion of the Series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Enright, a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1986. Mr. Kurinsky, the manager of the Series' fixed-income securities, has been employed by MFS since 1987. Mr. Mokas, the manager of the Series' convertible securities, has been employed by MFS since 1990. Ms. Nurme, a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1987.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Size: $225.2 million net assets as of June 30, 1999





This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                             6 Months               1 Year              3 Years                Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                        +5.12%               +8.65%              +55.68%             +108.61%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      --                 +8.65%              +15.90%             + 17.80%
--------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, January 3, 1995, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Stocks - 56.7%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 51.3%
  Aerospace - 2.5%
    AlliedSignal, Inc.                                                   51,700             $  3,257,100
    Lockheed-Martin Corp.                                                11,000                  409,750
    Raytheon Co., "A"                                                    17,179                1,183,204
    Raytheon Co., "B"                                                     5,050                  355,394
    United Technologies Corp.                                             6,360                  455,932
                                                                                            ------------
                                                                                            $  5,661,380
--------------------------------------------------------------------------------------------------------
  Automotive - 1.5%
    Delphi Automotive Systems Corp.                                      37,500             $    696,094
    Ford Motor Co.                                                       19,600                1,106,175
    TRW, Inc.                                                            30,800                1,690,150
                                                                                            ------------
                                                                                            $  3,492,419
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.5%
    Bank of New York Co., Inc.                                           51,420             $  1,886,471
    Mellon Bank Corp.                                                    65,200                2,371,650
    National City Corp.                                                   2,000                  131,000
    PNC Bank Corp.                                                       31,100                1,792,138
    Washington Mutual, Inc.                                               4,000                  141,500
    Wells Fargo Co.                                                      36,400                1,556,100
                                                                                            ------------
                                                                                            $  7,878,859
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.7%
    International Business Machines Corp.                                13,240             $  1,711,270
    Xerox Corp.                                                          35,100                2,073,094
                                                                                            ------------
                                                                                            $  3,784,364
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    Telephone & Data Systems, Inc.                                       15,000             $  1,095,938
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.4%
    Dow Chemical Co.                                                      7,100             $    900,812
    Engelhard Corp.                                                      39,000                  882,375
    Rohm & Haas Co.                                                      29,800                1,277,675
                                                                                            ------------
                                                                                            $  3,060,862
--------------------------------------------------------------------------------------------------------
  Coal - 0.2%
    CONSOL Energy, Inc.*                                                 35,200             $    422,400
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Hewlett-Packard Co.                                                  16,000             $  1,608,000
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    Eastern Enterprises                                                  28,400             $  1,128,900
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.4%
    Fortune Brands, Inc.                                                 29,000             $  1,199,875
    Kimberly-Clark Corp.                                                 16,400                  934,800
    Philip Morris Cos., Inc.                                             12,230                  491,493
    Tyco International Ltd.                                               5,251                  497,532
                                                                                            ------------
                                                                                            $  3,123,700
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    Emerson Electric Co.                                                 30,500             $  1,917,687
    General Electric Co.                                                  2,000                  226,000
                                                                                            ------------
                                                                                            $  2,143,687
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.9%
    Disney (Walt) Co.                                                    21,400             $    659,388
    MediaOne Group, Inc.*                                                15,500                1,152,812
    Time Warner, Inc.                                                    33,140                2,435,790
                                                                                            ------------
                                                                                            $  4,247,990
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    American Express Co.                                                 14,190             $  1,846,474
    Citigroup, Inc.                                                      33,550                1,593,625
    Edwards (A.G.), Inc.                                                 30,850                  994,912
    Federal Home Loan Mortgage Corp.                                     15,140                  878,120
                                                                                            ------------
                                                                                            $  5,313,131
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.6%
    Archer-Daniels-Midland Co.                                           86,085             $  1,328,937
    General Mills, Inc.                                                  16,450                1,322,169
    Hershey Foods Corp.                                                   5,000                  296,875
    McCormick & Co., Inc.                                                 8,500                  268,281
    Quaker Oats Co.                                                       1,900                  126,113
    Seagram Limited*                                                      7,400                  369,537
                                                                                            ------------
                                                                                            $  3,711,912
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.5%
    Bowater, Inc.                                                        21,700             $  1,025,325
    Champion International Corp.                                         22,000                1,053,250
    International Paper Co.                                               8,800                  444,400
    Weyerhaeuser Co.                                                     12,400                  852,500
                                                                                            ------------
                                                                                            $  3,375,475
--------------------------------------------------------------------------------------------------------
  Insurance - 6.9%
    Allstate Corp.                                                       32,800             $  1,176,700
    American International Group, Inc.                                    4,100                  479,956
    Chubb Corp.                                                          28,600                1,987,700
    CIGNA Corp.                                                          21,600                1,922,400
    Equitable Cos., Inc.                                                 40,000                2,680,000
    Hartford Financial Services Group, Inc.                              35,800                2,087,588
    Jefferson Pilot Corp.                                                12,300                  814,106
    Lincoln National Corp.                                               47,600                2,490,075
    ReliaStar Financial Corp.                                            20,800                  910,000
    St. Paul Cos., Inc.                                                  30,400                  967,100
                                                                                            ------------
                                                                                            $ 15,515,625
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.1%
    American Home Products Corp.                                         15,160             $    871,700
    Baxter International, Inc.                                            3,480                  210,975
    Bristol-Myers Squibb Co.                                              4,000                  281,750
    Pharmacia & Upjohn, Inc.                                             18,200                1,033,987
                                                                                            ------------
                                                                                            $  2,398,412
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    Columbia/HCA Healthcare Corp.                                        26,000             $    593,125
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.3%
    Alcoa, Inc.                                                           9,700             $    600,188
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    Halliburton Co.                                                      16,400             $    742,100
    Noble Drilling Corp.*                                                72,100                1,419,469
                                                                                            ------------
                                                                                            $  2,161,569
--------------------------------------------------------------------------------------------------------
  Oils - 2.9%
    Apache Corp.                                                          7,000             $    273,000
    Chevron Corp.                                                         9,800                  932,838
    Conoco, Inc., "A"                                                    34,700                  967,262
    Exxon Corp.                                                           7,400                  570,725
    Mobil Corp.                                                          18,460                1,827,540
    Texaco, Inc.                                                         13,000                  812,500
    Unocal Corp.                                                         28,000                1,109,500
                                                                                            ------------
                                                                                            $  6,493,365
--------------------------------------------------------------------------------------------------------
  Photographic Products
    Eastman Kodak Co.                                                     1,000             $     67,750
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.1%
    Gannett Co., Inc.                                                    23,600             $  1,684,450
    New York Times Co.                                                   23,200                  854,050
                                                                                            ------------
                                                                                            $  2,538,500
--------------------------------------------------------------------------------------------------------
  Railroads - 0.5%
    Burlington Northern Santa Fe Railway Co.                             18,100             $    561,100
    Norfolk Southern Corp.                                               20,100                  605,513
                                                                                            ------------
                                                                                            $  1,166,613
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    TriNet Corporate Realty Trust, Inc.                                  18,800             $    520,525
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.2%
    McDonald's Corp.                                                     64,898             $  2,681,099
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Stanley Works                                                         9,000             $    289,688
--------------------------------------------------------------------------------------------------------
  Stores - 0.9%
    Dayton Hudson Corp.                                                  32,700             $  2,125,500
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Albertsons, Inc.                                                     20,286             $  1,045,997
    Kroger Co.*                                                           1,800                   50,287
                                                                                            ------------
                                                                                            $  1,096,284
--------------------------------------------------------------------------------------------------------
  Telecommunications - 5.9%
    AT&T Corp.                                                           20,150             $  1,124,622
    Bell Atlantic Corp.                                                  11,700                  764,888
    GTE Corp.                                                            60,750                4,601,812
    Motorola, Inc.                                                       25,900                2,454,025
    SBC Communications, Inc.                                             44,244                2,566,152
    Sprint Corp.                                                         34,600                1,827,312
                                                                                            ------------
                                                                                            $ 13,338,811
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.6%
    Carolina Power & Light Co.                                           30,200             $  1,292,938
    CMS Energy Corp.                                                     23,000                  963,125
    Duke Energy Corp.                                                    15,000                  815,625
    FirstEnergy Corp.                                                    17,000                  527,000
    GPU, Inc.                                                            21,900                  923,906
    Pinnacle West Capital Corp.                                          27,400                1,102,850
    Sempra Energy                                                        16,600                  375,575
    Sierra Pacific Resources                                             15,000                  545,625
    Southern Co.                                                         34,700                  919,550
    Texas Utilities Co.                                                  13,000                  536,250
                                                                                            ------------
                                                                                            $  8,002,444
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.6%
    Coastal Corp.                                                        72,060             $  2,882,400
    Columbia Energy Group                                                26,000                1,629,875
    Sonat, Inc.                                                          26,000                  861,250
    UGI Corp.                                                             5,900                  119,106
    Washington Gas Light Co.                                             16,300                  423,800
                                                                                            ------------
                                                                                            $  5,916,431
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $115,554,946
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.4%
  Canada - 0.2%
    Canadian National Railway Co. (Railroads)                             5,000             $    335,000
--------------------------------------------------------------------------------------------------------
  France - 0.1%
    Axa (Insurance)                                                       1,600             $    195,053
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.8%
    Akzo Nobel N.V. (Chemicals)                                          27,000             $  1,135,198
    ING Groep N.V. (Financial Services)*                                 35,034                1,895,383
    Royal Dutch Petroleum Co., ADR (Oils)                                17,780                1,071,245
                                                                                            ------------
                                                                                            $  4,101,826
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.7%
    Nestle S.A. (Food and Beverage Products)                                925             $  1,666,618
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    BP Amoco PLC, ADR (Oils)                                             41,438             $  4,496,023
    SmithKline-Beecham PLC, ADR (Medical and Health
      Products)                                                          18,560                1,226,120
                                                                                            ------------
                                                                                            $  5,722,143
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 12,020,640
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $112,478,066)                                                $127,575,586
--------------------------------------------------------------------------------------------------------

Bonds - 35.6%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 35.3%
  Aerospace - 0.1%
    BE Aerospace, Inc., 8s, 2008                                     $      250             $    233,750
--------------------------------------------------------------------------------------------------------
  Airlines - 0.3%
    Continental Airlines, Inc., 9.5s, 2001                           $       10             $     10,425
    Delta Airlines, Inc., 6.65s, 2004                                       360                  353,019
    Northwest Airlines, Inc., 7.625s, 2005                                  132                  120,771
    Northwest Airlines, Inc., 8.52s, 2004                                   141                  135,572
    Northwest Airlines, Inc., 8.7s, 2007                                     55                   52,457
                                                                                            ------------
                                                                                            $    672,244
--------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Jones Apparel Group, Inc., 6.25s, 2001                           $       88             $     87,665
    Jones Apparel Group, Inc., 7.875s, 2006                                 197                  196,726
                                                                                            ------------
                                                                                            $    284,391
--------------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    Federal Mogul Corp., 7.5s, 2004                                  $      472             $    442,085
    Federal Mogul Corp., 7.75s, 2006                                        317                  303,531
    Ford Motor Credit Co., 5.8s, 2009                                     1,320                1,206,348
    General Motors Corp., 6.75s, 2028                                       157                  143,415
    TRW, Inc., 7.125s, 2009                                                 201                  195,211
                                                                                            ------------
                                                                                            $  2,290,590
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.2%
    Aristar, Inc., 5.85s, 2004                                       $      264             $    255,201
    Aristar, Inc., 7.25s, 2006                                              310                  312,012
    Beaver Valley Funding Corp. II, 9s, 2017                                300                  329,190
    Capital One Financial Corp., 7.25s, 2003                                 50                   49,574
    Colonial Bank, 8s, 2009                                                 621                  589,279
    Providian National Bank, 6.65s, 2004                                    250                  241,683
    Riggs National Corp., 8.5s, 2006                                         20                   20,849
    Riggs National Corp., 9.65s, 2009                                       650                  692,816
    Washington Mutual Capital I, 8.375s, 2027                               210                  212,209
                                                                                            ------------
                                                                                            $  2,702,813
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Lyondell Chemical Co., 9.625s, 2007                              $      777             $    795,454
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Amerco, 7.85s, 2003                                              $      281             $    270,513
--------------------------------------------------------------------------------------------------------
  Construction Services - 0.2%
    Georgia Pacific Corp., 9.5s, 2022                                $      500             $    552,450
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                           $      105             $    102,422
    Hilfiger (Tommy) USA, Inc., 6.85s, 2008                                  80                   75,130
    Kindercare Learning Centers, Inc., 9.5s, 2009                           150                  142,125
    Protection One Alarm Monitoring, 7.375s, 2005                           265                  256,878
                                                                                            ------------
                                                                                            $    576,555
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 1.6%
    Beneficial Home Equity Loan Trust, 5.038s, 2037                  $      229             $    228,069
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017             119                  113,530
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020             800                  805,640
    Continental Airlines, Inc., 9.5s, 2013                                   23                   24,677
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                          100                   87,988
    Northwest Airlines Pass Through Trust, 7.575s, 2019                     245                  240,360
    Residential Accredit Loans, Inc., 6.75s, 2028                           615                  598,088
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                    1,467                1,460,824
                                                                                            ------------
                                                                                            $  3,559,176
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.1%
    Hearst Argyle Television, Inc., 7.5s, 2027                       $    1,099             $  1,033,159
    News America Holdings, Inc., 6.703s, 2004                               378                  370,243
    Time Warner, Inc., 8.375s, 2023                                         640                  693,229
    Time Warner, Inc., 10.15s, 2012                                         240                  295,147
                                                                                            ------------
                                                                                            $  2,391,778
--------------------------------------------------------------------------------------------------------
  Finance - 0.2%
    Countrywide Funding Corp., 6.25s, 2009                           $      190             $    174,900
    Green Tree Financial Corp., 10.25s, 2002                                301                  316,276
                                                                                            ------------
                                                                                            $    491,176
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    Ahold Finance, Inc., 6.25s, 2009                                 $      434             $    408,776
    Associates Corp., 5.5s, 2004                                            497                  473,551
    Associates Corp., 5.75s, 2003                                         1,920                1,867,546
    AT & T Capital Corp., 6.25s, 2001                                       160                  158,184
    Finova Capital Corp., 6.125s, 2004                                      248                  241,361
    First Empire Capital Trust I, 8.234s, 2027                               10                    9,636
    General Motors Acceptance Corp., 6.15s, 2007                            322                  306,618
    Goldman Sachs Group LP, 5.9s, 2003                                    1,300                1,269,944
    GS Escrow Corp., 6.75s, 2001                                            461                  455,359
    GS Escrow Corp., 7.125s, 2005                                           589                  567,286
    Sunamerica Institutional, 5.75s, 2009                                   295                  272,745
                                                                                            ------------
                                                                                            $  6,031,006
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Nabisco, Inc., 6.375s, 2035                                      $       70             $     67,030
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001                            388                  380,876
    Seagram (Joseph E) & Sons, Inc., 6.4s, 2003                             505                  494,102
                                                                                            ------------
                                                                                            $    942,008
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    Georgia Pacific Corp., 7.25s, 2028                               $      307             $    287,536
    U.S. Timberlands, 9.625s, 2007                                           30                   30,225
                                                                                            ------------
                                                                                            $    317,761
--------------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    Aflac, Inc., 6.5s, 2009                                          $      964             $    925,430
    Atlantic Mutual Insurance Co., 8.15s, 2028                              149                  129,219
    Conseco, Inc., 1s, 2001                                                 160                  156,350
    Providian Capital I, 9.525s, 2027                                       109                  103,391
                                                                                            ------------
                                                                                            $  1,314,390
--------------------------------------------------------------------------------------------------------
  Medical and Health Products
    Bausch & Lomb, Inc., 6.5s, 2005                                  $      105             $     99,414
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    McDermott, Inc., 9.375s, 2002                                    $      245             $    255,145
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                              20                   18,868
                                                                                            ------------
                                                                                            $    274,013
--------------------------------------------------------------------------------------------------------
  Oils - 0.6%
    Husky Oil Ltd., 8.9s, 2028                                       $      172             $    162,191
    Occidental Petroleum Corp., 6.5s, 2005                                  289                  278,931
    Occidental Petroleum Corp., 6.75s, 2002                                 341                  338,061
    Occidental Petroleum Corp., 10.125s, 2001                               209                  224,198
    Oryx Energy Corp., 8.375s, 2004                                         350                  366,982
    Seagull Energy Corp., 7.5s, 2027                                         53                   44,765
                                                                                            ------------
                                                                                            $  1,415,128
--------------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Union Pacific Corp., 6.34s, 2003                                 $      823             $    810,408
--------------------------------------------------------------------------------------------------------
  Stores - 1.2%
    Dillards, Inc., 7.13s, 2018                                      $      105             $     97,247
    Federated Department Stores, Inc., 6.3s, 2009                           375                  351,409
    Federated Department Stores, Inc., 8.5s, 2003                           601                  636,272
    Rite Aid Corp., 6s, 2003                                                358                  340,626
    Rite Aid Corp., 6.7s, 2001                                               80                   79,606
    Saks, Inc., 7.25s, 2004                                                 252                  252,530
    Saks, Inc., 8.25s, 2008                                                 801                  842,123
                                                                                            ------------
                                                                                            $  2,599,813
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.6%
    Cable & Wireless Communication, 6.625s, 2005                     $      415             $    408,140
    Lear Corp., 7.96s, 2005                                                 293                  284,204
    Qwest Communications International, Inc., 7.5s, 2008                    377                  376,955
    Sprint Capital Corp., 5.875s, 2004                                      279                  267,374
    Sprint Capital Corp., 6.375s, 2009                                      300                  281,679
    Sprint Capital Corp., 6.9s, 2019                                        839                  776,897
    TCI Communications Financing III, 9.65s, 2027                           635                  718,579
    Telecomunicaciones De Puerto, 6.65s, 2006                               182                  175,690
    WorldCom, Inc., 6.95s, 2028                                             328                  310,928
    WorldCom, Inc., 8.875s, 2006                                             20                   21,292
                                                                                            ------------
                                                                                            $  3,621,738
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 3.6%
  Federal National Mortgage Association - 1.1%
    FNMA, 5.722s, 2009                                               $      465             $    429,544
    FNMA, 6.5s, 2027 - 2029                                                 974                  939,461
    FNMA, 7s, 2029                                                        1,178                1,164,854
                                                                                            ------------
                                                                                            $  2,533,859
--------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank - 2.5%
    Federal Home Loan Bank, 5.7s, 2009                               $    1,320             $  1,238,737
    Federal Home Loan Bank, 6.5s, 2029                                    4,393                4,240,812
                                                                                            ------------
                                                                                            $  5,479,549
--------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                                 $  8,013,408
--------------------------------------------------------------------------------------------------------

U.S. Government Guaranteed - 13.4%
  Government National Mortgage Association - 3.0%
    GNMA, 7.5s, 2025 - 2027                                          $    3,198             $  3,227,649
    GNMA, 8s, 2025 - 2027                                                   345                  353,883
    GNMA, 6.5s, 2028                                                      1,409                1,354,931
    GNMA, 7s, 2028                                                        1,825                1,800,360
                                                                                            ------------
                                                                                            $  6,736,823
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 10.4%
    U.S. Treasury Bonds, 9.875s, 2015                                $    4,128             $  5,633,440
    U.S. Treasury Bonds, 6.125s, 2027                                       320                  317,850
    U.S. Treasury Bonds, 5.25s, 2028 - 2029                               3,976                3,548,691
    U.S. Treasury Bonds, 5.5s, 2028                                       2,117                1,938,368
    U.S. Treasury Notes, 4.875s, 2001                                     3,600                3,563,424
    U.S. Treasury Notes, 5.25s, 2001 - 2004                               8,162                8,121,671
    U.S. Treasury Notes, 7.5s, 2001                                         300                  312,516
    U.S. Treasury Notes, 6.5s, 2005                                          95                   97,924
                                                                                            ------------
                                                                                            $ 23,533,884
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                            $ 30,270,707
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.0%
    CalEnergy Co., Inc., 7.23s, 2005                                 $       15             $     14,883
    CalEnergy Co., Inc., 7.52s, 2008                                         15                   15,071
    CalEnergy Co., Inc., 8.48s, 2028                                        330                  352,170
    Cleveland Electric Illuminating Co., 7.88s, 2017                        120                  122,240
    CMS Energy Corp., 6.75s, 2004                                           600                  574,002
    CMS Energy Corp., 7.5s, 2009                                            775                  736,180
    CMS Energy Corp., 8s, 2001                                              235                  234,088
    Connecticut Light & Power Co., 7.875s, 2024                              70                   73,051
    Connecticut Light & Power Co., 8.59s, 2003                              400                  422,604
    Edison Mission Energy, 7.73s, 2009                                      103                  104,277
    Entergy Mississippi, Inc., 6.2s, 2004                                   253                  245,843
    GGIB Funding Corp., 7.43s, 2011                                         128                  124,887
    Illinois Power Special Purpose Trust, 5.26s, 2003                       122                  120,628
    Long Island Lighting Co., 8.2s, 2023                                    800                  797,016
    Midamerican Funding LLC, 5.85s, 2001                                    275                  273,171
    Midamerican Funding LLC, 6.927s, 2029                                   155                  145,833
    Midland Cogeneration Venture Corp., 10.33s, 2002                         37                   39,188
    Niagara Mohawk Power Corp., 7.75s, 2006                                 110                  114,148
    Niagara Mohawk Power Corp., 0s to 2003, 8.5s to 2010                    900                  666,378
    Niagara Mohawk Power Corp., 8.5s, 2023                                   50                   53,654
    Niagara Mohawk Power Corp., 8.75s, 2022                                 100                  106,440
    Niagara Mohawk Power Corp., 8.77s, 2018                                 126                  131,622
    Northeast Utilities, 8.58s, 2006                                         67                   66,202
    Salton Sea Funding Corp., 7.84s, 2010                                   325                  339,362
    Toledo Edison Co., 7.875s, 2004                                         400                  406,740
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                          381                  383,266
                                                                                            ------------
                                                                                            $  6,662,944
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    Coastal Corp., 6.2s, 2004                                        $      468             $    457,400
    Marlin Water Trust & Capital, 7.09s, 2001                             1,037                1,041,301
    Tennessee Gas Pipeline Co., 7.625s, 2037                                260                  258,326
    Texas Gas Transmission Corp., 7.25s, 2027                               600                  567,150
                                                                                            ------------
                                                                                            $  2,324,177
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $ 79,517,805
--------------------------------------------------------------------------------------------------------

Foreign Bonds - 0.3%
  Chile - 0.3%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities
      - Electric)##                                                  $      760             $    722,023
--------------------------------------------------------------------------------------------------------
  Finland
    UPM-Kymmene Corp., 7.45s, 2027 (Forest and Paper
      Products)##                                                    $       20             $     18,852
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $    740,875
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $82,492,784)                                                  $ 80,258,680
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.8%
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Newell Financial Trust I, 5.25%                                      13,300             $    745,631
    Newell Financial Trust I, 5.25%*##                                   10,000                  560,625
                                                                                            ------------
                                                                                            $  1,306,256
--------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens Illinois, Inc., 4.75%                                           5,100             $    223,125
--------------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    Lincoln National Corp., 7.75%                                        31,600             $    859,125
--------------------------------------------------------------------------------------------------------
  Oils
    Apache Corp., 6.5%*                                                   3,900             $    142,506
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Texas Utilities Co., 9.25%                                           11,000             $    605,000
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    El Paso Energy Capital Trust I, 4.75%                                17,800             $    881,100
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $3,820,098)                            $  4,017,112
--------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.5%
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies
    NB Capital Corp., 8.35%                                               4,000             $    100,500
--------------------------------------------------------------------------------------------------------
  Railroads - 0.5%
    Union Pacific Capital Trust, 6.25%                                   19,600             $  1,009,400
--------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $1,044,791)                                        $  1,109,900
--------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.3%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Business Machines - 0.3%
    Xerox Corp., 0s, 2018##                                          $    1,170             $    734,275
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    Loews Corp., 3.125s, 2007                                        $      500             $    401,875
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##            $    1,470             $  1,503,075
--------------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    Lincoln National Corp., 7.75%, 0s                                $       32             $    859,125
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    HealthSouth Corp., 3.25s, 2003                                   $      250             $    209,375
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $2,945,781)                                       $  2,848,600
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.0%
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/99, at Amortized Cost           $    9,100             $  9,100,000
--------------------------------------------------------------------------------------------------------

Other Short-Term Obligations - 9.5%
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
  Navigator Securities Lending Prime Portfolio, at Cost              21,341,067               21,341,067
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $233,222,587)                                           $246,250,945

Other Assets, Less Liabilities - (9.4)%                                                      (21,076,581)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $225,174,364
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
JUNE 30, 1999
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $233,222,587)         $246,250,945
  Cash                                                                46,123
  Receivable for Series shares sold                                  580,947
  Receivable for investments sold                                    926,199
  Interest and dividends receivable                                1,222,360
  Deferred organization expenses                                         950
  Other assets                                                         1,394
                                                                ------------
      Total assets                                              $249,028,918
                                                                ------------
Liabilities:
  Payable for Series shares reacquired                          $     18,509
  Payable for investments purchased                                2,438,567
  Collateral for securities loaned, at value                      21,341,067
  Payable to affiliates -
    Management fee                                                     4,585
    Shareholder servicing agent fee                                      214
    Administrative fee                                                    93
  Accrued expenses and other liabilities                              51,519
                                                                ------------
      Total liabilities                                         $ 23,854,554
                                                                ------------
Net assets                                                      $225,174,364
                                                                ============
Net assets consist of:
  Paid-in capital                                               $205,251,377
  Unrealized appreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                            13,026,045
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                          4,098,376
  Accumulated undistributed net investment income                  2,798,566
                                                                ------------
      Total                                                     $225,174,364
                                                                ============
Shares of beneficial interest outstanding                        12,445,118
                                                                 ==========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)        $18.09
                                                                  ======
See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                        $ 2,512,976
    Dividends                                                         1,189,279
    Foreign taxes withheld                                              (19,906)
                                                                    -----------
      Total investment income                                       $ 3,682,349
                                                                    -----------
  Expenses -
    Management fee                                                  $   728,629
    Trustees' compensation                                                1,123
    Shareholder servicing agent fee                                      24,434
    Administrative fee                                                   10,542
    Custodian fee                                                        32,020
    Printing                                                             11,105
    Legal fees                                                            1,760
    Amortization of organization expenses                                   911
    Miscellaneous                                                         5,906
                                                                    -----------
      Total expenses                                                $   816,430
    Fees paid indirectly                                                 (7,264)
    Reimbursement of expenses to investment adviser                      86,550
                                                                    -----------
      Net expenses                                                  $   895,716
                                                                    -----------
        Net investment income                                       $ 2,786,633
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 4,154,834
    Foreign currency transactions                                          (687)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $ 4,154,147
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 3,305,540
    Translation of assets and liabilities in foreign currencies          (2,298)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $ 3,303,242
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $ 7,457,389
                                                                    -----------
          Increase in net assets from operations                    $10,244,022
                                                                    ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                  YEAR ENDED
                                                             JUNE 30, 1999           DECEMBER 31, 1998
                                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  2,786,633                 $  3,682,274
  Net realized gain on investments and foreign currency
    transactions                                                4,154,147                    6,764,978
  Net unrealized gain on investments and foreign currency
    translation                                                 3,303,242                    3,522,255
                                                             ------------                 ------------
    Increase in net assets from operations                   $ 10,244,022                 $ 13,969,507
                                                             ------------                 ------------
Distributions declared to shareholders -
  From net investment income                                 $ (3,664,354)                $ (1,465,065)
  From net realized gain on investments and foreign
    currency transactions                                      (6,795,201)                  (1,722,619)
                                                             ------------                 ------------
    Total distributions declared to shareholders             $(10,459,555)                $ (3,187,684)
                                                             ------------                 ------------
Net increase in net assets from Series share transactions    $ 54,208,098                 $ 84,787,846
                                                             ------------                 ------------
      Total increase in net assets                           $ 53,992,565                 $ 95,569,669
Net assets:
  At beginning of period                                      171,181,799                   75,612,130
                                                             ------------                 ------------
  At end of period (including accumulated undistributed
    net investment income of $2,798,566 and $3,676,287,
    respectively)                                            $225,174,364                 $171,181,799
                                                             ============                 ============
See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights
--------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,         PERIOD ENDED
                                     SIX MONTHS ENDED        ----------------------------------   DECEMBER 31,
                                        JUNE 30, 1999          1998          1997          1996          1995*
                                          (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $18.12        $16.63        $13.71        $12.25         $10.00
                                               ------        ------        ------        ------         ------
Income from investment operations# -
  Net investment income(S)                     $ 0.26        $ 0.53        $ 0.52        $ 0.46         $ 0.41
  Net realized and unrealized gain on
    investments and foreign currency             0.66          1.49          2.40          1.30           2.32
                                               ------        ------        ------        ------         ------
      Total from investment operations         $ 0.92        $ 2.02        $ 2.92        $ 1.76         $ 2.73
                                               ------        ------        ------        ------         ------
Less distributions declared to shareholders -
  From net investment income                  $(0.33)       $(0.24)        $  --        $(0.21)        $(0.25)
  From net realized gain on investments
    and foreign currency transactions          (0.62)        (0.29)           --         (0.09)         (0.23)
                                               ------        ------        ------        ------         ------
      Total distributions declared to
        shareholders                           $(0.95)       $(0.53)        $  --        $(0.30)        $(0.48)
                                               ------        ------        ------        ------         ------
Net asset value - end of period                $18.09        $18.12        $16.63        $13.71         $12.25
                                               ======        ======        ======        ======         ======
Total return                                    5.12%++      12.33%        21.30%        14.37%         27.34%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                   0.93%+         1.00%         1.00%         1.00%         1.00%+
  Net investment income                        2.87%+         3.05%         3.25%         3.59%         3.83%+
Portfolio turnover                                62%          100%           93%           76%            16%
Net assets at end of period (000
  omitted)                                   $225,174      $171,182       $75,612       $19,250         $2,797
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the
    Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                    $ 0.26        $ 0.54        $ 0.52        $ 0.32         $ 0.22
      Ratios (to average net assets):
        Expenses##                              0.84%+        0.91%         1.02%         2.10%          2.49%+
        Net investment income                   2.95%+        3.14%         3.23%         2.49%          2.09%+
 * For the period from the commencement of the Series' investment operations, January 3, 1995, through
   December 31, 1995.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 15 series:
MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Government Series (formerly MFS(R) World Governments Series), MFS(R) Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS Total Return Series, and MFS(R) Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 49 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Security Loans - The Series may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and U.S. Treasury Securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default.

At June 30, 1999, the value of securities loaned was $20,779,275. These loans were collateralized by cash of $21,341,067. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. On loans collateralized by U.S. Treasury securities, a fee is received from the borrower, and is allocated between the Series and State Street. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. Prior to January 29, 1999, the Series had a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn paid MFS an expense reimbursement fee not greater than 0.25% of average daily assets.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series's average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES             SALES
--------------------------------------------------------------------------------
U.S. government securities                        $ 55,269,272      $ 42,118,877
                                                  ------------      ------------
Investments (non-U.S. government securities)      $107,773,302      $ 71,910,962
                                                  ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $233,222,587
                                                                   ------------
Gross unrealized appreciation                                      $ 17,303,112
Gross unrealized depreciation                                        (4,274,754)
                                                                   ------------
    Net unrealized appreciation                                    $ 13,028,358
                                                                   ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                       SIX MONTHS ENDED JUNE 30, 1999      YEAR ENDED DECEMBER 31, 1998
                                       ------------------------------      ----------------------------
                                            SHARES             AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              3,175,151        $57,357,304       5,510,683       $95,333,122
Shares issued to shareholders in
  reinvestment of distributions            577,556         10,459,550         186,754         3,187,885
Shares reacquired                         (752,410)       (13,608,756)       (799,224)      (13,733,161)
                                         ---------        -----------       ---------       -----------
  Net increase                           3,000,297        $54,208,098       4,898,213       $84,787,846
                                         =========        ===========       =========       ===========

(6) Line of Credit
The Series and other affiliated Series participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Series at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1999, was $796. The Series had no borrowings during the period.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                 VTR-3 8/99 17M